Supplement dated October 8, 2024, to the Prospectus for the MetLife Investment Portfolio ArchitectSM Standard Version and C Share Option Variable Annuity Contracts Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company dated May 1, 2017, as amended April 1, 2019 (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the Contracts online at dfinview.com/metlife/tahd/MET000264. You can also obtain this information at no cost by calling your Administrative Office at 1-800-638-7732, or by sending an email request to RCG@metlife.com.

Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Separate Account E (the “Separate Account”) for the MetLife Investment Portfolio ArchitectSM Variable Annuity is redeeming shares in the following underlying investment options in which the Investment Portfolios invest (“Existing Funds”) as of the close of the New York Stock Exchange on or about November 22, 2024 (“Substitution Date”):

•	AB Global Dynamic Allocation Portfolio – Class B
•	BlackRock Global Tactical Strategies Portfolio – Class B
•	Brighthouse Balanced Plus Portfolio – Class B
•	Invesco Balanced-Risk Allocation Portfolio – Class B
•	PanAgora Global Diversified Risk Portfolio – Class B
•	Schroders Global Multi-Asset Portfolio – Class B

On the Substitution Date, Accumulation or Annuity Units of the above-referenced Investment Portfolios will be replaced with Accumulation or Annuity Units of the MetLife Multi-Index Targeted Risk Portfolio – Class B Investment Portfolio (“Replacement Fund”).

The Investment Portfolios that invest in the Existing Funds will continue to be available for investment until the close of business on the New York Stock Exchange on the business day before the Substitution Date. Any purchase payment, allocation election, transfer or withdrawal allocation (including any applicable Systematic Withdrawal Program, automated investment strategies, and withdrawals under the automated required minimum distribution services) or other transaction involving the Investment Portfolios that invest in the Existing Funds after the Substitution Date, will default to the Investment Portfolio that invests in the Replacement Fund, as described more fully below.

On the Substitution Date, MetLife will carry out the substitutions by redeeming shares of the Existing Funds held in the Separate Account and purchasing shares of the Replacement Fund. The substitutions will result in any Account Value you have allocated to Investment Portfolios investing in the Existing Funds, in effect, being transferred to the Investment Portfolio investing in the Replacement Fund.

The investment objective and policies of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, are in the Replacement Fund’s prospectus, which you should read carefully.

Prior to the Substitution Date. From the date of this Supplement until the Substitution Date, contract owners with allocations in the Investment Portfolios that invest in the Existing Funds may continue to allocate purchase payments and transfer allocations to any other available Investment Portfolio in accordance with the terms of the contract. During this period, any transfers from an Investment Portfolio that invests in an Existing Fund will not be treated as a transfer for purposes of transfer limitations and fees that may otherwise be applicable under the terms of your contract. Frequent trading and rider allocation plan limitations will continue to apply. You may continue to make transactions by written request, telephone or by any other method we make available under your contract and as described in the prospectus.

On the Substitution Date. At the close of business on the Substitution Date, MetLife will redeem proceeds from the Investment Portfolios that invest in the Existing Funds. These proceeds will then be used to purchase Accumulation or Annuity Units in the Investment Portfolio that invests in the Replacement Fund. The substitutions will occur at relative net asset values of the Existing Funds and the Replacement Fund. All contract owners affected by the substitutions will receive written confirmation of the transactions. Your account value will be the same as before the substitutions. However, the number of Accumulation or Annuity Units you receive in the Investment Portfolio that invests in the Replacement Fund will be different from the number of Accumulation or Annuity Units you owned in the Investment Portfolios that invested in the Existing Funds, due to the difference in Accumulation or Annuity Unit values. With respect to the pay-out phase, Annuity Units in the Investment Portfolios invested in the Existing Funds are redeemed and Annuity Units in the Investment Portfolio invested in the Replacement Fund are credited to you. At that time, there is no adjustment to the income payment amount; however, future income payment amounts will be determined based on the Annuity Unit Value for the Investment Portfolio invested in the Replacement Fund. The substitution transactions will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transactions.

After the Substitution Date. Effective immediately following the Substitution Date, the Investment Portfolios that invested in the Existing Funds will no longer be available as investment options in the contract. Additionally, from the Substitution Date through 30 days after the Substitution Date, contract owners may reallocate amounts that were substituted into the Investment Portfolio that invests in the Replacement Fund to any other Investment Portfolio without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the contract. Once the substitutions occur, any purchase payment, allocation election, transfer or withdrawal allocation or other transaction involving the Investment Portfolios that invested in the Existing Funds will default to the Investment Portfolio that invests in the Replacement Fund and will become your allocation instructions until you tell us otherwise. Frequent trading and any limitations imposed by riders will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE EXISTING FUNDS, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

As of the Substitution Date, all references in the Prospectus to the Investment Portfolios that invest in the Existing Funds and the Existing Funds are replaced with references to the Investment Portfolio that invests in the Replacement Fund and the Replacement Fund, as applicable.

Changes to Administrative Programs and allocation instructions: On and after the Substitution Date, certain administrative programs will be impacted, including:

1.

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes one or more Investment Portfolio(s) investing in one or more Existing Fund(s), you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Substitution Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Investment Portfolio(s) investing in the Existing Fund(s) with the Investment Portfolio investing in the Replacement Fund on the Substitution Date.

2.

Optional Automated Investment Strategies: If you are enrolled in an automated investment strategy that includes one or more Investment Portfolio(s) investing in one or more Existing Fund(s), you may terminate your current instructions and provide new allocation instructions prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred the Investment Portfolio(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your automated investment strategy will automatically be updated to replace the Investment Portfolio (s) investing in an Existing Fund(s) with the Investment Portfolio investing in the corresponding Replacement Fund on the Substitution Date.

3.

Purchase Payment, Account Value and Transfer Allocation Instructions: If you have allocation instructions on file that include one or more Investment Portfolio(s) investing in one or more Existing Fund(s), (including allocation instructions that were originally made through the Blueprint Models) you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Investment Portfolio(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your allocation instructions will automatically be updated to replace the Investment Portfolio(s) investing in the Existing Fund(s) with the Investment Portfolio investing in the Replacement Fund on the Substitution Date.

4.  Systematic Withdrawal Program, and the Automated Required Minimum Distribution Service: If you are enrolled in the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Service, that includes one or more Investment Portfolio(s) investing in one or more Existing Fund(s), you may terminate your current instructions and provide new instructions at any time prior to the Substitution Date. If you do not provide new instructions, your enrollment will automatically be updated to replace the Investment Portfolio(s) investing in the Existing Fund(s) with the Investment Portfolio investing in the Replacement Fund on the Substitution Date.